UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
March 27, 2007 (March 26, 2007)
Date of Report (Date of earliest event reported)
NATIONAL OILWELL VARCO, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12317 (Commission File Number)	76-0475815 (IRS Employer Identification No.)

10000 Richmond Avenue Houston, Texas (Address of principal executive offices)		77042 (Zip Code)
Registrant’s telephone number, including area code: 713-346-7500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Form of Performance-Based Restricted Stock (18 Month) Agreement
Form of Performance-Based Restricted Stock (36 Month) Agreement

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Restricted Stock Award Grant. On March 26, 2007, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of National Oilwell Varco, Inc. (the “Company”) approved the grant of performance-based restricted stock awards pursuant to the National Oilwell Varco, Inc. Long-Term Incentive Plan, including grants of restricted stock awards to the following executive officers:

	Shares of Restricted Stock	Shares of Restricted Stock
Name	(18 month vest) (#)	(36 month vest) (#)
Merrill A. Miller, Jr.	12,500	25,000
Clay C. Williams	6,250	12,500
Kevin A. Neveu	3,750	7,500
Mark A. Reese	3,750	7,500
Haynes B. Smith, III	3,750	7,500
Dwight W. Rettig	3,750	7,500
Robert W. Blanchard	3,750	7,500
The restricted stock awards granted by the Company to its executive officers are as follows: (1) one set of grants vest 100% on the eighteen month anniversary of the date of grant (“18 Month Grant”), and (2) one set of grants vest 100% on the third anniversary of the date of grant (“36 Month Grant”), with the 18 Month Grant contingent on the Company’s operating income level growth, measured on a percentage basis, from January 1, 2007 to June 30, 2008 exceeding the median operating income level growth for a designated peer group over the same period, and with the 36 Month Grant contingent on the Company’s operating income level growth, measured on a percentage basis, from January 1, 2007 to December 31, 2009 exceeding the median operating income level growth for a designated peer group over the same period. One-time, non-recurring, non-operational gains or charges to income taken by the Company or any member of the designated peer group that are publicly reported would be excluded from the income calculation and comparison set forth above. If the Company’s operating income level growth does not exceed the median operating income level growth of the designated peer group over the designated period, the applicable restricted stock award grant will not vest and would be forfeited. Additional terms and provisions of the 18 Month Grant are set forth in the form of Performance-Based Restricted Stock (18 Month) Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. Additional terms and provisions of the 36 Month Grant are set forth in the form of Performance-Based Restricted Stock (36 Month) Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are being filed herewith:

10.1	Form of Performance-Based Restricted Stock (18 Month) Agreement.
10.2	Form of Performance-Based Restricted Stock (36 Month) Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2007	NATIONAL OILWELL VARCO, INC.

/s/ Dwight W. Rettig

Dwight W. Rettig
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Form of Performance-Based Restricted Stock (18 Month) Agreement.
10.2	Form of Performance-Based Restricted Stock (36 Month) Agreement.